Exhibit 10.1

FIRST AMENDMENT
TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of January 28, 2010 and is entered into by and among OSI Restaurant Partners, LLC, a Delaware limited liability corporation (formerly known as OSI Restaurant Partners, Inc., a Delaware corporation, the “Borrower”), OSI HoldCo, Inc., a Delaware corporation (“Holdings”), Deutsche Bank AG New York Branch, as administrative agent (in such capacity, the “Administrative Agent”), the Lenders party hereto, and, for purposes of Section IV hereof, the GUARANTORS listed on the signature papers hereto, and is made with reference to that certain CREDIT AGREEMENT dated as of June 14, 2007 (as amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”) by and among the Borrower, Holdings, the Lenders, the Administrative Agent, Deutsche Bank AG New York Branch, as pre-funded RC deposit bank, swing line lender and an L/C issuer, and the other Agents named therein.  Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment.

RECITALS

WHEREAS, the Loan Parties have requested that the Required Lenders and the Lenders holding more than 50% of the aggregate outstanding principal amount of Term Loans (the “Required Term Lenders”) agree to amend certain provisions of the Credit Agreement as provided for herein; and

WHEREAS, subject to certain conditions, the Lenders party hereto are willing to agree to such amendment relating to the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I.   AMENDMENTS TO CREDIT AGREEMENT

1.1	Amendments to Section 1.01: Definitions.

1.  Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical sequence:

“Acceptable Reinvestment Commitment” has the meaning specified in Section 2.06(b)(ii)(B)(2).

“Aggregate Adjusted Amount” means, with respect to consummated Asian Sale Transactions, the sum of the Adjusted Amounts for each such consummated Asian Sale Transaction.

“Adjusted Amount” means, with respect to each Asian Sale Transaction, (a) with respect to the fiscal year in which such Asian Sale Transaction is consummated, an amount equal to the product of (x) 0.50 multiplied by (y) LTM Disposed EBITDA attributable to such Asian Sale Transaction multiplied by (z) a fraction, the numerator of which is the number of days remaining in such fiscal year following the date on which such Asian Sale Transaction has been consummated and the denominator of which is 365 and (b) thereafter, an amount equal to the product of (x) 0.50 and (y) LTM Disposed EBITDA attributable to such Asian Sale Transaction.

“Asian Sale Transactions” means the sale of all or a portion of the Asian Business.

“Asian Business” means the collective reference to (a) equity owned in, and the assets and liabilities of (including the operations being conducted by), Bloomin Hong Kong Limited and its Subsidiaries, (b) equity owned in, and the assets and liabilities of (including the operations being conducted by), Outback Steakhouse Japan Co., Ltd. and its Subsidiaries, (c) equity owned in, and the assets and liabilities of (including the operations being conducted by), Outback Steakhouse Korea, Ltd. and its Subsidiaries, (d) other assets owned by Holdings, the Borrower or any other Restricted Subsidiary that are directly related to (i) the operation of any of the businesses referred to in the preceding clauses (a), (b) and/or (c) or (ii) operations conducted by any Person in any of the Target Sales Countries, provided that such other assets shall only be included in this clause (d) if a Disposition of such assets would not materially interfere with the business of Holdings, the Borrower and its Restricted Subsidiaries and (e) rights to develop and/or franchise businesses located in the Target Sale Countries, provided, however, that assets and rights described in clauses (d) and (e) of this definition shall only be included in the definition of “Asian Business” to the extent such assets and/or rights are disposed of in connection with the Disposition of any business referred to in clauses (a), (b) and/or (c) above.

“Asian Subsidiaries” means collectively Bloomin Hong Kong Limited, Outback Steakhouse Japan Co., Ltd., Outback Steakhouse Korea, Ltd. and their respective Subsidiaries.

“First Amendment” means that certain First Amendment Agreement to Credit Agreement dated as of January 28, 2010 among the Borrower, Holdings and the Lenders and the Guarantors listed on the signature pages thereto.

“First Amendment Effective Date” means the date of satisfaction of the conditions referred to in Section II of the First Amendment.

“LTM Disposed EBITDA” means, with respect to an Asian Sale Transaction, the aggregate Disposed EBITDA (calculated based on the last twelve calendar month period ending on the last calendar day of the month preceding the consummation of such Asian Sale Transaction) that is attributable to such consummated Asian Sale Transaction, as determined by the Borrower in good faith; provided, that the Borrower shall include in the next annual Compliance Certificate required to be delivered pursuant to Section 6.02(b) a calculation of such LTM Disposed EBITDA.

“Second Reinvestment Commitment” has the meaning specified in Section 2.06(b)(ii)(B)(2).

“Target Sale Countries” means Korea, China (including Hong Kong), Japan, Singapore, Malaysia, Indonesia, Thailand, Guam, Taiwan, the Philippines and Vietnam.

2.  The definition of “Net Cash Proceeds” in Section 1.01 of the Credit Agreement is hereby amended by (i) inserting the words “without giving effect to any carry-over income (or state or local of a type similar to income) tax attributes (including, without limitation, net operating losses or tax credits)” immediately after the words “in connection therewith” appearing in sub-clause (C) of paragraph (a) thereof, (ii) inserting the following proviso immediately at the end of paragraph (a) thereof: “provided, further, notwithstanding anything contained herein to the contrary, any non-cash consideration received or receivable by the Borrower or any Restricted Subsidiary in connection with a Disposition permitted by Section 7.05(p) or (q) (including any deferred purchase price or note receivable) shall be deemed cash received in connection with such Disposition for purposes of this paragraph (a) (determined at a value equal to its Fair Market Value), and subsequent cash or Cash Equivalents realized or received by the Borrower or any Restricted Subsidiary in respect of such non-cash consideration shall be disregarded for purposes of this paragraph (a)” and (iii) inserting the words “or any Permitted Equity Issuance” immediately after the words “or any Restricted Subsidiary” in paragraph (b) thereof.

1.2	Amendments to Section 2.06: Prepayments.

Section 2.06 of the Credit Agreement is hereby amended by:

a.  in paragraph (A) of clause (b)(ii) thereof, deleting the “or” appearing immediately before the “(n)” therein and replacing it with “,” and inserting the words “, (p) or (q) (with respect to Sections 7.05(p) and (q), as to which the second proviso of this Section 2.06(b)(ii)(A) and paragraph (B)(2) of this Section 2.06(b)(ii) shall apply))” immediately after the “(n)” therein and adding the following further proviso at the end thereof:

“provided, further, that with respect to any Net Cash Proceeds realized or received with respect to a Disposition permitted by Section 7.05(p) or (q) (it being understood that future franchise, license, sublicense and royalty fees and other substantially similar fees and payments received by Holdings, the Borrower and the Restricted Subsidiaries at market rates shall not be considered Net Cash Proceeds), (i) the Borrower shall cause to be prepaid Term Loans in an aggregate principal amount equal to 75% of such Net Cash Proceeds on or prior to the date which is ten (10) Business Days after the date of the realization or receipt of such Net Cash Proceeds and (ii) so long as no Event of Default has occurred and is then continuing, the remaining Net Cash Proceeds from such Disposition may be reinvested in accordance with Section 2.06(b)(ii)(B)(2);”

b.  in paragraph (B) of clause (b)(ii) thereof, inserting “(1)” after “(B)” therein and adding the following as a new clause (2) immediately after clause (B)(1):

“; and (2) with respect to any Net Cash Proceeds realized or received with respect to a  Disposition permitted by Section 7.05(p) or (q) (it being understood that future franchise, license, sublicense and royalty fees and other substantially similar fees and payments received by Holdings, the Borrower and the Restricted Subsidiaries at market rates shall not be considered Net Cash Proceeds), the Borrower may reinvest any or all of the remaining portion of such Net Cash Proceeds (after giving effect to the mandatory prepayment required by the second proviso of Section 2.06(b)(ii)(A) above) in assets useful for its business or its Restricted Subsidiaries within four hundred fifty (450) days following the date of the realization or receipt of such Net Cash Proceeds; provided that (i) so long as an Event of Default shall have occurred and be continuing, the Borrower shall not be permitted to make any such reinvestments (other than pursuant to a legally binding commitment that the Borrower entered into at a time when no Event of Default is continuing) and (ii) a legally binding commitment shall be treated as a permitted application of the Net Cash Proceeds from the date of such commitment so long as the Borrower enters into such commitment with the good faith expectation that such Net Cash Proceeds shall be applied to satisfy such commitment within 180 days of such commitment (an “Acceptable Reinvestment Commitment”) and, in the event any Acceptable Reinvestment Commitment is later cancelled or terminated for any reason before the Net Cash Proceeds are applied in connection therewith, the Borrower enters into another Acceptable Reinvestment Commitment (a “Second Reinvestment Commitment”) within 180 days of such cancellation or termination; provided, further, that if any Second Reinvestment Commitment is later cancelled or terminated for any reason before such Net Cash Proceeds are applied, then such Net Cash Proceeds (or the remaining unapplied portion thereof) shall be applied to the prepayment of Term Loans as set forth in this Section 2.06.  If any Net Cash Proceeds are no longer intended to be or cannot be so reinvested (whether because the applicable reinvestment period has expired, an Event of Default has occurred and is then continuing or otherwise), an amount equal to any such Net Cash Proceeds shall be applied within five (5) Business Days after the Borrower reasonably determines that such Net Cash Proceeds are no longer intended to be or cannot be so reinvested to the prepayment of the Term Loans as set forth in this Section 2.06.”

1.3	Amendment to Section 6.02: Certificates; Other Information.

Section 6.02(e) of the Credit Agreement is hereby amended by inserting the word “solely” appearing immediately before the words “with respect to financial statements delivered pursuant to Section 6.01(a)” and deleting the word “quarter” in clause (ii) thereof and replacing it with the word “year”.

1.4	Amendment to Section 7.01: Liens.

Section 7.01 of the Credit Agreement is hereby amended by deleting the “and” appearing at the end of clause (z) thereof, replacing the “.” appearing at the end of clause (aa) thereof with “; and” and adding the following new clause (bb) immediately after clause (aa):

“(bb)           leases, licenses, subleases or sublicenses of assets granted to others in connection with an Asian Sale Transaction which are directly attributable to, or necessary for the operation of, the businesses and/or assets being sold, provided that the granting of such leases, licenses, subleases or sublicenses do not materially interfere with the business of Holdings, the Borrower and the Restricted Subsidiaries; provided, further, that the consideration received in respect of such leases, licenses, subleases or sublicenses shall be applied in accordance with, and subject to the limitations set forth in, the second proviso of Section 2.06(b)(ii)(A).”

1.5	Amendments to Section 7.02: Investments.

Section 7.02 of the Credit Agreement is hereby amended by deleting the “and” appearing at the end of clause (s) thereof, replacing the “.” appearing at the end of clause (t) thereof with “; and” and adding the following new clause (u) immediately after clause (t) thereof:

“(u)  Investments received as consideration for, or consisting of minority interests retained, in connection with an Asian Sale Transaction.”

1.6	Amendment to Section 7.05: Dispositions.

Section 7.05 of the Credit Agreement is hereby amended by deleting the “and” appearing at the end of clause (n) thereof, replacing the “.” appearing at the end of clause (o) thereof with “;” and adding the following new clauses (p) and (q) immediately after clause (o) thereof:

“(p)  the consummation of one or more Asian Sale Transactions; provided that (A) no Default or Event of Default then exists and is continuing at the time of, or would be caused by, such Asian Sale Transaction, (B) no less than 75% of the consideration received by the Borrower or any Restricted Subsidiary with respect to such Asian Sale Transaction shall be in the form of cash or Cash Equivalents (in each case free and clear of all Liens at the time received), (C) the Borrower would be in compliance with the covenant set forth in Section 7.11(a) on a Pro Forma Basis after giving effect to such Asian Sale Transaction and any related transactions including any cash and use of proceeds, (D) immediately after giving Pro Forma Effect to such Asian Sale Transaction and any related transactions including any cash and use of proceeds, the Total Leverage Ratio shall be less than or equal to the Total Leverage Ratio calculated immediately prior to such Asian Sale Transaction, and (E) the Borrower shall apply the Net Cash Proceeds realized or received with respect to such Asian Sale Transaction (it being understood that future franchise, license, sublicense and royalty fees and other substantially similar fees and payments received by Holdings, the Borrower and the Restricted Subsidiaries at market rates shall not be considered Net Cash Proceeds) in accordance with the second proviso of Section 2.06(b)(ii)(A); and”

“(q)  leases, licenses, subleases or sublicenses permitted by Section 7.01(bb).”

1.7	Amendment to Section 7.11: Financial Covenants.

Section 7.11(b) of the Credit Agreement is hereby amended by deleting “$75,000,000” appearing in clause (ii) thereof and replacing it with the words “(x) $75,000,000 or (y) if one or more Asian Sale Transactions has been consummated, $75,000,000 minus the Aggregate Adjusted Amount; provided, that, for the avoidance of doubt, Minimum Free Cash Flow shall continue to reflect Consolidated EBITDA attributable to that portion of the Asian Business which has been so disposed of pursuant to an Asian Sale Transaction for that portion of the fiscal year prior to the consummation of such Asian Sale Transaction.”

SECTION II.   CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “First Amendment Effective Date”):

A. Execution.  Goldman Sachs Lending Partners LLC (“GS Lending Partners”) shall have received a counterpart signature page of this Amendment duly executed by each of the Loan Parties and each of the Required Lenders and each of the Required Term Lenders.

B. Fees and Expenses.

(i)  GS Lending Partners and the Administrative Agent shall have received from the Borrower all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including (to the extent invoiced prior to the First Amendment Effective Date) the reasonable fees and expenses of Latham & Watkins LLP and White & Case LLP and any other fees due and payable by the Borrower to GS Lending Partners pursuant to any separate agreements entered into between the Borrower and GS Lending Partners.

(ii)  The Administrative Agent shall have received from the Borrower, on behalf of each Lender which executes and submits to GS Lending Partners a signature page hereto (provided that the condition set forth in paragraph A above has been satisfied) at or prior to 3:00 PM (New York time), on January 28, 2010, an amendment fee equal to 0.10% of the sum of the aggregate outstanding principal amount of Term Loans held by such Lender as of such date and the aggregate Working Capital RC Commitments and Pre-Funded RC Commitments of such Lender as of such date.

C. Necessary Consents.  Each Loan Party shall have obtained all material consents necessary or advisable in connection with the execution and delivery of this Amendment.

SECTION III.    REPRESENTATIONS AND WARRANTIES

In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Loan Party which is a party hereto represents and warrants to each Lender that the following statements are true and correct in all material respects:

A. Corporate Power and Authority.  Each Loan Party, which is party hereto, has all requisite power and authority to enter into this Amendment and the Borrower and Holdings have the requisite power and authority to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the “Amended Agreement”).

B. Authorization of Agreements.  The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate or other organizational action on the part of the Borrower and Holdings.

C. No Conflict.  The execution and delivery by each Loan Party of this Amendment and the performance by the Borrower and Holdings of the Amended Agreement do not and will not (a) contravene the terms of any of such Person’s Organization Documents, (b) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.01 of the Credit Agreement), or require any payment to be made under (i)(x) any Senior Notes Documentation, any Junior Financing Documentation and any other indenture, mortgage, deed of trust or loan agreement evidencing Indebtedness in an aggregate principal amount in excess of the Threshold Amount or (y) any Master Lease or other Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any material Law; except with respect to any conflict, breach or contravention or payment (but not creation of Liens) referred to in clause (b)(i)(y), to the extent that such conflict, breach, contravention or payment, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

D. Governmental Consents.  No material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment, except for such actions, consents and approvals the failure to obtain or make, either individually or in the aggregate, which could not reasonably be expected to have a Material Adverse Effect or which have been obtained and are in full force and effect.

E. Binding Effect.  This Amendment has been duly executed and delivered by each of the Loan Parties party hereto and each constitutes a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is a party hereto in accordance with its terms, subject to Debtor Relief Laws, general principles of equity (whether consider in a proceeding in equity or law) and an implied covenant of good faith and fair dealing.

F. Incorporation of Representations and Warranties from Credit Agreement.  The representations and warranties of such Loan Party contained in Article V of the Amended Agreement and each other Loan Document to which it is a party are and will be true and correct in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

G. Absence of Default.  No event has occurred and is continuing or will result from the consummation of this Amendment that would constitute an Event of Default or a Default.

SECTION IV.    ACKNOWLEDGMENT AND CONSENT

Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment.  Each Guarantor hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all “Obligations” under each of the Loan Documents to which is a party (in each case as such terms are defined in the applicable Loan Document).

Each Guarantor acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.

The parties hereto acknowledge and agree that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, the consent of such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document in order to effect the amendments to the Credit Agreement pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

SECTION V.      MISCELLANEOUS

A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Amendment”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(ii) This Amendment shall be deemed a “Loan Document” for all purposes under the Credit Agreement.

(iii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iv) The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

B. Headings.  Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

C. Applicable Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND

SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

D. Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

E. Electronic Execution.  The words “execution,” “signed,” “signature,” and words of like import shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

OSI RESTAURANT PARTNERS, LLC,
as Borrower

By:  /s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President

OSI HOLDCO, INC.,
as Holdings and a Guarantor

By:  /s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President

CARRABBA’S OF BOWIE, LLC,
as a Guarantor

By: CARRABBA’S/DC-I, LIMITED
PARTNERSHIP, its managing member

By: CARRABBA’S ITALIAN GRILL,
LLC, its general partner

By:  /s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President

CARRABBA’S/ARIZONA-I, LIMITED PARTNERSHIP,
CARRABBA’S/BIRCHWOOD, LIMITED PARTNERSHIP,
CARRABBA’S/BOBBY PASTA, LIMITED PARTNERSHIP,
CARRABBA’S/BROKEN ARROW, LIMITED PARTNERSHIP,
CARRABBA’S/CANTON, LIMITED PARTNERSHIP,
CARRABBA’S/CAROLINA-I, LIMITED

[OSI Amendment - Borrower, Holdings and Guarantor Signature Page]

PARTNERSHIP,
CARRABBA’S/CENTRAL FLORIDA-I, LIMITED PARTNERSHIP,
CARRABBA’S/CHICAGO, LIMITED PARTNERSHIP,
CARRABBA’S/COLORADO-I, LIMITED PARTNERSHIP,
CARRABBA’S/CRESTVIEW HILLS, LIMITED PARTNERSHIP,
CARRABBA’S/DALLAS-I, LIMITED PARTNERSHIP,
CARRABBA’S/DC-I, LIMITED PARTNERSHIP,
CARRABBA’S/FIRST COAST, LIMITED PARTNERSHIP,
CARRABBA’S/GEORGIA-I, LIMITED PARTNERSHIP,
CARRABBA’S/GREAT LAKES-I, LIMITED PARTNERSHIP,
CARRABBA’S/GULF COAST-I, LIMITED PARTNERSHIP,
CARRABBA’S/HEARTLAND-I, LIMITED PARTNERSHIP,
CARRABBA’S/MID ATLANTIC-I, LIMITED PARTNERSHIP,
CARRABBA’S/MID EAST, LIMITED PARTNERSHIP,
CARRABBA’S/NEW ENGLAND, LIMITED PARTNERSHIP,
CARRABBA’S/OHIO, LIMITED PARTNERSHIP,
CARRABBA’S/OUTBACK, LIMITED PARTNERSHIP,
CARRABBA’S/PENSACOLA, LIMITED PARTNERSHIP,
CARRABBA’S/SECOND COAST, LIMITED PARTNERSHIP,
CARRABBA’S/SOUTH FLORIDA-I, LIMITED PARTNERSHIP,
CARRABBA’S/SOUTH TEXAS-I, LIMITED PARTNERSHIP,
CARRABBA’S/SUN COAST, LIMITED PARTNERSHIP,
CARRABBA’S/TEXAS, LIMITED PARTNERSHIP,
CARRABBA’S/TRI STATE-I, LIMITED

[OSI Amendment - Guarantor Signature Page]

PARTNERSHIP,
CARRABBA’S/TROPICAL COAST, LIMITED PARTNERSHIP,
CARRABBA’S/VIRGINIA, LIMITED PARTNERSHIP,
CARRABBA’S/WEST FLORIDA-I, LIMITED PARTNERSHIP,
CARRABBA’S/Z TEAM TWO-I, LIMITED PARTNERSHIP,
CARRABBA’S/Z TEAM-I, LIMITED PARTNERSHIP, as Guarantors

By:           CARRABBA’S ITALIAN GRILL, LLC,
           the general partner

By:  /s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President

CARRABBA’S DESIGNATED PARTNER, LLC, as a Guarantor

By:  /s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President

CARRABBA’S KANSAS DESIGNATED PARTNER, LLC, as a Guarantor

By:  /s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President

CARRABBA’S MIDWEST DESIGNATED PARTNER, LLC, as a Guarantor

By:  /s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President

[OSI Amendment - Guarantor Signature Page]

CARRABBA’S/KANSAS TWO-I, LIMITED PARTNERSHIP,
CARRABBA’S/KANSAS-I, LIMITED PARTNERSHIP, as Guarantors

By: CARRABBA’S KANSAS, INC., the
general partner

By:  /s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Vice President

OSF/CIGI OF EVESHAM PARTNERSHIP,
as a Guarantor

By: OUTBACK/MID ATLANTIC-I,
LIMITED PARTNERSHIP, its general
partner

By: OUTBACK STEAKHOUSE OF
FLORIDA, LLC, its general partner

By:  /s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President

By: CARRABBA’S/MID ATLANTIC-I,
LIMITED PARTNERSHIP,
its general partner

By: CARRABBA’S ITALIAN GRILL, LLC, its general partner

By:  /s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President

[OSI Amendment - Guarantor Signature Page]

CARRABBA’S OF BATON ROUGE, LLC,
as a Guarantor

By: CARRABBA’S/GULF COAST-I,
LIMITED PARTNERSHIP,
its sole member

By: CARRABBA’S ITALIAN GRILL, LLC, its general partner

By: /s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President

CARRABBA’S/MIDWEST-I, LIMITED PARTNERSHIP, as a Guarantor

By: CARRABBA’S MIDWEST, INC., its
general partner

By:  /s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Secretary

CARRABBA’S SHREVEPORT, LLC,
as a Guarantor

By: CARRABBA’S/DALLAS-I,
LIMITED PARTNERSHIP,
its sole member

By: CARRABBA’S ITALIAN GRILL, LLC, its general partner

By:  /s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President

[OSI Amendment - Guarantor Signature Page]

CIGI HOLDINGS, INC.,
as a Guarantor

By:  /s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Secretary

HEARTLAND OUTBACK-I, LIMITED PARTNERSHIP,
HEARTLAND OUTBACK-II, LIMITED PARTNERSHIP,
as Guarantors

By: HEARTLAND OUTBACK, INC., the general partner

By:  /s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Vice President

OS ASSET, INC.,
as a Guarantor

By:  /s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President

OS CAPITAL, INC.,
as a Guarantor

By:  /s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President

OS DEVELOPERS, LLC,
as a Guarantor

By:  /s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President

[OSI Amendment - Guarantor Signature Page]

OS MANAGEMENT, INC.,
as a Guarantor

By:  /s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President

OS MORTGAGE HOLDINGS, INC.,
as a Guarantor

By:  /s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President

OS REALTY, LLC,
as a Guarantor

By:  /s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President

OS RESTAURANT SERVICES, INC.,
as a Guarantor

By:  /s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President

OS TROPICAL, LLC,
as a Guarantor

By:  /s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President

OSI CO-ISSUER, INC.,
as a Guarantor

By:  /s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President

[OSI Amendment - Guarantor Signature Page]

OSI GIFT CARD SERVICES, LLC,
as a Guarantor

By:  /s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President

OUTBACK & CARRABBA’S OF NEW MEXICO, INC., as a Guarantor

By:  /s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Vice President

A LA CARTE EVENT PAVILION, LTD.,
OUTBACK CATERING OF PITTSBURGH, LTD., as a Guarantor

By: OUTBACK CATERING, INC., the
general partner

By:  /s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President

OUTBACK CATERING DESIGNATED PARTNER, LLC, as a Guarantor

By:  /s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President

OS SPEEDWAY, LLC,
as a Guarantor

By:  /s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President

[OSI Amendment - Guarantor Signature Page]

OUTBACK SPORTS, LLC,
as a Guarantor

By:  /s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President

OUTBACK INTERNATIONAL DESIGNATED PARTNER, LLC, as a Guarantor

By:  /s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President

PRIVATE RESTAURANT MASTER LESSEE, LLC, as a Guarantor

By:  /s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President

OUTBACK STEAKHOUSE OF CENTRAL FLORIDA, LTD.,
OUTBACK STEAKHOUSE OF CENTRAL FLORIDA-II, LTD.,
OUTBACK STEAKHOUSE OF DALLAS-I, LTD.,
OUTBACK STEAKHOUSE OF DALLAS-II, LTD.,
OUTBACK STEAKHOUSE OF HOUSTON-I, LTD.,
OUTBACK STEAKHOUSE OF HOUSTON-II, LTD.,
OUTBACK STEAKHOUSE OF INDIANAPOLIS, LTD.,
OUTBACK STEAKHOUSE OF KENTUCKY, LTD.,
OUTBACK STEAKHOUSE OF NORTH GEORGIA-I, L.P.,
OUTBACK STEAKHOUSE OF NORTH GEORGIA-II, L.P.,
OUTBACK STEAKHOUSE OF SOUTH FLORIDA, LTD.,

[OSI Amendment - Guarantor Signature Page]

OUTBACK STEAKHOUSE OF SOUTH GEORGIA-I, L.P.,
OUTBACK STEAKHOUSE OF SOUTH GEORGIA-II, L.P.,
OUTBACK STEAKHOUSE OF WASHINGTON, D.C., LTD.,
OUTBACK/ALABAMA-I, LIMITED PARTNERSHIP,
OUTBACK/ALABAMA-II, LIMITED PARTNERSHIP,
OUTBACK/BAYOU-I, LIMITED PARTNERSHIP,
OUTBACK/BAYOU-II, LIMITED PARTNERSHIP,
OUTBACK/BILLINGS, LIMITED PARTNERSHIP,
OUTBACK/BLUEGRASS-I, LIMITED PARTNERSHIP,
OUTBACK/BLUEGRASS-II, LIMITED PARTNERSHIP,
OUTBACK/BUCKEYE-I, LIMITED PARTNERSHIP,
OUTBACK/BUCKEYE-II, LIMITED PARTNERSHIP,
OUTBACK/CHARLOTTE-I, LIMITED PARTNERSHIP,
OUTBACK/CHICAGO-I, LIMITED PARTNERSHIP,
OUTBACK/CLEVELAND-I, LIMITED PARTNERSHIP,
OUTBACK/CLEVELAND-II, LIMITED PARTNERSHIP,
OUTBACK/DC, LIMITED PARTNERSHIP,
OUTBACK/DENVER-I, LIMITED PARTNERSHIP,
OUTBACK/DETROIT-I, LIMITED PARTNERSHIP,
OUTBACK/HAWAII-I, LIMITED PARTNERSHIP
OUTBACK/HEARTLAND-I, LIMITED PARTNERSHIP,
OUTBACK/HEARTLAND-II, LIMITED PARTNERSHIP,
OUTBACK/INDIANAPOLIS-II, LIMITED PARTNERSHIP,
OUTBACK/METROPOLIS-I, LIMITED PARTNERSHIP,

[OSI Amendment - Guarantor Signature Page]

OUTBACK/MID ATLANTIC-I, LIMITED PARTNERSHIP,
OUTBACK/MIDWEST-I, LIMITED PARTNERSHIP,
OUTBACK/MIDWEST-II, LIMITED PARTNERSHIP,
OUTBACK/MISSOURI-I, LIMITED PARTNERSHIP,
OUTBACK/MISSOURI-II, LIMITED PARTNERSHIP,
OUTBACK/NEVADA-I, LIMITED PARTNERSHIP,
OUTBACK/NEVADA-II, LIMITED PARTNERSHIP,
OUTBACK/NEW ENGLAND-I, LIMITED PARTNERSHIP,
OUTBACK/NEW ENGLAND-II, LIMITED PARTNERSHIP,
OUTBACK/NEW YORK, LIMITED PARTNERSHIP,
OUTBACK/NORTH FLORIDA-I, LIMITED PARTNERSHIP,
OUTBACK/NORTH FLORIDA-II, LIMITED PARTNERSHIP,
OUTBACK/PHOENIX-I, LIMITED PARTNERSHIP,
OUTBACK/PHOENIX-II, LIMITED PARTNERSHIP,
OUTBACK/SHENANDOAH-I, LIMITED PARTNERSHIP,
OUTBACK/SHENANDOAH-II, LIMITED PARTNERSHIP,
OUTBACK/SOUTH FLORIDA-II, LIMITED PARTNERSHIP,
OUTBACK/SOUTHWEST GEORGIA, LIMITED PARTNERSHIP,
OUTBACK/STONE-II, LIMITED PARTNERSHIP,
OUTBACK/UTAH-I, LIMITED PARTNERSHIP,
OUTBACK/VIRGINIA, LIMITED PARTNERSHIP,
OUTBACK/WEST FLORIDA-I, LIMITED PARTNERSHIP,
OUTBACK/WEST FLORIDA-II, LIMITED

[OSI Amendment - Guarantor Signature Page]

PARTNERSHIP,
OUTBACK/WEST PENN, LIMITED PARTNERSHIP,
OUTBACK STEAKHOUSE-NYC, LTD.,
OUTBACK CATERING COMPANY, LIMITED PARTNERSHIP,
OUTBACK CATERING COMPANY-II, LIMITED PARTNERSHIP,
OUTBACK/CENTRAL MASS, LIMITED PARTNERSHIP,
OUTBACK/EAST MICHIGAN, LIMITED PARTNERSHIP,
OUTBACK/EMPIRE-I, LIMITED PARTNERSHIP,
as Guarantors

By: OUTBACK STEAKHOUSE OF FLORIDA, LLC, the general partner

By:  /s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President

OUTBACK DESIGNATED PARTNER, LLC,
as a Guarantor

By:  /s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President

OUTBACK KANSAS DESIGNATED PARTNER, LLC, as a Guarantor

By:  /s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President

[OSI Amendment - Guarantor Signature Page]

OUTBACK/CARRABBA’S PARTNERSHIP,
as a Guarantor

By: OUTBACK/MID ATLANTIC-I,
LIMITED PARTNERSHIP, its general
partner

By: OUTBACK STEAKHOUSE OF
FLORIDA, LLC, its general partner

By:  /s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President

By: CARRABBA’S/MID ATLANTIC-I,
LIMITED PARTNERSHIP, its general
partner

By: CARRABBA’S ITALIAN GRILL, LLC, its general partner

By:  /s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President

OUTBACK ALABAMA, INC.,
as a Guarantor

By: /s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Vice President

OUTBACK STEAKHOUSE WEST VIRGINIA, INC., as a Guarantor

By:  /s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Vice President

[OSI Amendment - Guarantor Signature Page]

OSF NEBRASKA, INC., as a Guarantor

By:  /s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Secretary

OBTEX HOLDINGS, INC., as a Guarantor

By:  /s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Secretary

CARRABBA’S MIDWEST, INC.,
as a Guarantor

By:  /s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Secretary

CARRABBA’S ITALIAN GRILL, LLC,
as a Guarantor

By:  /s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President

CARRABBA’S ITALIAN MARKET, LLC,
as a Guarantor

By:  /s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President

CIGI NEBRASKA, INC.
as a Guarantor

By:  /s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Secretary

[OSI Amendment - Guarantor Signature Page]

CARRABBA’S KANSAS INC.,
as a Guarantor

By:  /s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Vice President

HEARTLAND OUTBACK, INC.,
as a Guarantor

By:  /s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Vice President

OSI INTERNATIONAL, LLC,
as a Guarantor

By:  /s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President

OUTBACK CATERING, INC.,
as a Guarantor

By:  /s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President

OUTBACK STEAKHOUSE INTERNATIONAL, LLC,
as a Guarantor

By:  /s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President

OUTBACK STEAKHOUSE OF FLORIDA, LLC, as a Guarantor

By:  /s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President

[OSI Amendment - Guarantor Signature Page]

OUTBACK STEAKHOUSE INTERNATIONAL, L.P.,
as a Guarantor

By: OSI INTERNATIONAL, LLC, its
general partner

By:  /s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President

OS NIAGARA FALLS, LLC, as a Guarantor

By: OUTBACK STEAKHOUSE
INTERNATIONAL, L.P., its general partner

By: OSI INTERNATIONAL, LLC, its
general partner

By:  /s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President

[OSI Amendment - Guarantor Signature Page]

OUTBACK BEVERAGES OF TEXAS, INC. (f/k/a OUTBACK BEVERAGES OF NORTH TEXAS, INC.), as a Guarantor

By:  /s/ Dirk A. Montgomery
Name: Dirk A. Montgomery
Title: Treasurer

CIGI BEVERAGES OF TEXAS, INC.,
as a Guarantor

By:  /s/ Dirk A. Montgomery
Name: Dirk A. Montgomery
Title: Treasurer

OUTBACK STEAKHOUSE OF SOUTH CAROLINA, INC., as a Guarantor

By:  /s/ Dirk A. Montgomery
Name: Dirk A. Montgomery
Title: Senior Vice President

[OSI Amendment - Guarantor Signature Page]

FREDERICK OUTBACK, INC.,
as a Guarantor

By:  /s/ Stephen S. Newton
Name: Stephen S. Newton
Title: President

OUTBACK OF ASPEN HILL, INC.,
as a Guarantor

By:  /s/ Stephen S. Newton
Name: Stephen S. Newton
Title: President

OUTBACK OF GERMANTOWN, INC.,
as a Guarantor

By:  /s/ Stephen S. Newton
Name: Stephen S. Newton
Title: President

[OSI Amendment - Guarantor Signature Page]

OUTBACK OF WALDORF, INC.,
as a Guarantor

By: /s/ Cornell L. Barnett
Name: Cornell L. Barnett
Title: President

[OSI Amendment - Guarantor Signature Page]

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent

By:  /s/ Socttye Lindsey
      Name:  Scottye Lindsey
      Title:  Director

By: /s/ Evelyn Thierry
      Name:  Evelyn Thierry
      Title:  Vice President

[First Amendment to OSI Restaurant Partners, LLC Credit Agreement]